Exhibit 10.1

Execution Version

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. This warrant must be surrendered to the coMPANY or its transfer agent as a condition precedent to the sale, transfer, pledge or hypothecation of any interest in any of the securities represented hereby.

WARRANT TO PURCHASE SHARES OF CLASS A COMMON STOCK

of

INSPIRATO INCORPORATED

Dated as of March 13, 2023

Warrant to Purchase up to 18,000,000 Shares of Class A Common Stock (subject to adjustment)

THIS CERTIFIES THAT, for value received, Saks.com LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Inspirato Incorporated, a Delaware corporation (the “Company”), shares of the Company’s Class A Common Stock, $0.0001 par value per share (“Class A Common Stock” and such shares, the “Shares”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with that certain Commercial Partnership and Marketing Agreement between Inspirato LLC and the Holder dated March 13, 2023 (the “Commercial Agreement”). The Holder hereby acknowledges that this Warrant satisfies any and all obligations of the Company to grant the Holder the right to acquire equity of the Company pursuant to the Commercial Agreement. The Holder of this Warrant acknowledges and agrees that the Shares are bound by certain restrictions imposed on the holders of the Company’s Shares and holders of options and warrants exercisable for Shares by the Company’s governing documents. The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which the Holder, by acceptance of this Warrant, agrees:

1.             Number and Price of Shares; Exercise Period.

(a)             Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to 18,000,000 Shares as may be adjusted pursuant hereto, prior to (or in connection with) the expiration of this Warrant as provided in Section 8.

(b)             Exercise Price. The exercise price per Share shall be equal to $2.00, subject to adjustment pursuant hereto (the “Exercise Price”).

(c)             Exercise Period. This Warrant shall be exercisable, whether in whole or in part, until the expiration of this Warrant as set forth in Section 8. The exercise of this Warrant shall be subject to the conditions set forth on Exhibit A (the “Exercise Conditions”).

2.             Exercise of the Warrant.

(a)             Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by (i) in the case of a cash exercise, (1) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit B (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and (2) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by cash or a wire transfer of immediately available funds payable to the Company or (ii) in the case of a Cashless Exercise, the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a Notice of Exercise, duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant in accordance with Section 2(d).

(b)             Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a notice of issuance of uncertificated shares for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(c)             No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant, and the Holder hereby waives any rights to any such fractional shares without consideration.

(d)             Cashless Exercise. This Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by tender to the Company at its principal office (or such other office or agency as the Company may designate) of a Notice of Exercise that includes the Holder’s intention to effect a cashless exercise, including a calculation of the number of Shares to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for that number of Shares determined by multiplying (i) the number of Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Class A Common Stock and the Exercise Price per share of the Class A Common Stock, and the denominator of which shall be the then current Market Price per share of Class A Common Stock. For example, if the Holder is exercising this Warrant to purchase 100,000 Shares with an Exercise Price of $2.00 per Share through a Cashless Exercise when the Class A Common Stock’s Market Price per share is $5.00 per share, then upon such Cashless Exercise the Company shall deliver to the Holder 60,000 Shares. Solely for purposes of this Section 2(d), the “Market Price” shall mean the 10-day VWAP of the Class A Common Stock for the ten (10) consecutive trading days ending on the trading day prior to the date on which the Notice of Exercise is sent to the Company by the Holder.

(e)             Reservation of Stock. The Company agrees that during the term the rights under this Warrant are exercisable to reserve and keep available from its authorized and unissued shares of Class A Common Stock for the purpose of effecting the exercise of this Warrant such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will use commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of its Class A Common Stock to a number of shares as shall be sufficient for such purposes.

3.             Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4.             Transfer of the Warrant.

(a)             Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b)             Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c)             Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit C (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)             Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e)             Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5.             Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a)             Restrictions on Transfers. Except as set forth in Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company’s prior written consent, and any attempt by the Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant or the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

(i)             there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii)             (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form and substance of Section 11 hereto, that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel or other evidence, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act or (ii) a “no action” letter from the SEC to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b)             Permitted Transfers. Notwithstanding the provisions of Section 5(a), the Holder is permitted to transfer the Securities to an Affiliate of the Holder in accordance with the terms hereof, and without the Company’s prior written consent; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c)             Securities Law Legend. Each certificate, instrument or book entry representing the Securities shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. This certificate must be surrendered to the coMPANY or its transfer agent as a condition precedent to the sale, TRANSFER, pledge OR hypothecation of any interest in any of the securities represented hereby.

(d)             Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e)             Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) notated on any certificate, instrument or book entry representing the Securities and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate, instrument or book entry representing the Securities without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration, qualification or legend.

6.             Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a)             Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares. For the avoidance of doubt, with respect to any such Reclassification in which an adjustment is made under this section, no adjustment shall be made under Section 7 that would result in a duplicative adjustment.

(b)             Subdivisions and Combinations. In the event that the outstanding shares of Class A Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Class A Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(c)             Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7.             Fundamental Change Transactions.

(a)             If, at any time while this Warrant is outstanding, in one or more related transactions, (i) the Company directly or indirectly effects any merger or consolidation of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Class A Common Stock), (ii) the Company or any subsidiary thereof directly or indirectly effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company directly or indirectly consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Class A Common Stock or more than 50% of the voting power of the common equity of the Company (each a “Fundamental Change”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Change, at the option of the Holder, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Change by a holder of the number of shares of Class A Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Change (without regard to any limitations on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Change, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Change.

(b)             The Company shall cause any successor entity in a Fundamental Change in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 7 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Change and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Class A Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Change, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Change and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Change), and which is satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Change, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Change, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

(c)             The provisions of this Section 7 shall apply similarly and equally to successive Fundamental Changes and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant.

8.             Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the later of: (a) the termination date of the Commercial Agreement and (b) 5:00 p.m., Pacific time, on the date 90 days after the final Allocation of Shares to the Holder in accordance with this Warrant (such time, the “Expiration Time”).

For the avoidance of doubt, to the extent that the Warrant or any portion thereof is not exercised prior to the Expiration Time, it shall be automatically cancelled with no action required by the Company, and with no further rights thereunder, upon such expiration.

9.             No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or cause the Holder to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10.             Representations and Warranties of the Company. By issuance of this Warrant, except as set forth in the SEC Reports, the Company represents and warrants to the Holder as of the date of this Warrant as follows:

(a)             Organization, Good Standing, Corporate Power and Qualification. The Company and each of its subsidiaries is a corporation or other organization duly organized, validly existing and in good standing (where relevant) under the laws of its jurisdiction of organization, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failures of such subsidiaries to be so organized or existing, or of the Company or its subsidiaries to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect.

(b)             Capitalization.

(i)             As of March 8, 2023, the authorized shares of capital stock of the Company consist of (A) 1,000,000,000 shares of Class A Common Stock, of which (1)  66,697,001 shares are issued and outstanding, (2) 26,905,536 shares are available for issuance pursuant to the Company’s equity incentive plans, (3) 3,200,000 shares are reserved for issuance pursuant to the Company’s employee stock purchase plan, (4) 10,311,515 shares are issuable upon the exercise of stock options outstanding, vesting of restricted stock awards outstanding and vesting of restricted stock unit awards outstanding and (5) 8,624,792 shares are issuable upon the exercise of outstanding warrants, (B) 500,000,000 shares of Class V Common Stock of the Company, par value $0.0001, of which 59,202,623 are issued and outstanding, and (C) 100,000,000 shares of preferred stock of the Company, par value $0.0001 per share, none of which are issued and outstanding. Other than as set forth in the immediately preceding sentence of this Section 10(b)(i), there are no securities convertible into, exchangeable for, or otherwise evidencing a right to acquire any securities of the Company or its subsidiaries. As of the date hereof, if this Warrant were exercised for 18,000,000 Shares, such Shares would constitute fourteen percent (14%) of the Company’s fully-diluted stock ownership. The Company’s disclosure of its issued and outstanding capital stock in the SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such SEC Reports. All issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable securities laws, and were not issued in violation of or subject to any preemptive, co-sale or other rights to subscribe for or purchase securities. No dividends have been declared or paid with respect to the shares of the Class A Common Stock. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Shares.

(c)             Authorization. The Company has all requisite corporate power and authority to enter into this Warrant and to carry out and perform its obligations under the terms of this Warrant. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Shares, the authorization, execution, delivery and performance of this Warrant and the consummation of the transactions contemplated herein has been taken. The execution, delivery and performance of this Warrant by the Company, the issuance of the Shares and the consummation of the other transactions contemplated herein do not require any approval of the Company’s stockholders. Assuming this Warrant constitutes the legal and binding agreement of the Holder, this Warrant constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)             Valid Issuance of Shares. The Shares have been duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Warrant, will be (a) validly issued, fully paid and nonassessable, (b) free of restrictions on transfer other than restrictions on transfer under this Warrant and applicable state and federal securities laws, and (c) not subject to preemptive rights or other similar rights of stockholders of the Company. Subject to the accuracy of the representations made by the Holder in Section 11 of this Warrant, the Shares will be issued to the Holder free and clear of all liens, claims and encumbrances of any kind, and in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of applicable federal and state securities laws of the United States.

(e)             Governmental Consents and Filings. Assuming the accuracy of the representations made by the Holder in Section 11 of this Warrant, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign court or Governmental Authority, agency or body is required on the part of the Company in connection with the consummation of the transactions contemplated by this Warrant, except for filings pursuant to applicable federal or state securities laws, which have been made or will be made in a timely manner, and compliance with the HSR Act as may be applicable to this Warrant.

(f)             Compliance with Other Instruments. The execution, delivery and performance of this Warrant by the Company, the issuance of the Shares in accordance with its terms and the consummation by the Company of the other transactions contemplated by this Warrant will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation, bylaws or equivalent organizational documents of the Company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under any material agreement, indenture, or instrument to which the Company or its subsidiaries are a party where such violation or conflict would have a Material Adverse Effect, or (iii) result in a violation of any provision of any material federal or state statute, rule or regulation applicable to the Company. To the Company’s knowledge, the Company and its Affiliates are in compliance with all applicable Laws in all material respects.

11.             Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as of the date of this Warrant as follows:

(a)             Organization, Good Standing, Corporate Power and Qualification. The Holder is a limited liability company duly organized, validly existing and in good standing (where relevant) under the laws of its jurisdiction of organization, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failures of the Holder to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect.

(b)             Authorization. The Holder has all requisite corporate power and authority to enter into this Warrant and to carry out and perform its obligations under the terms of this Warrant. All corporate action on the part of the Holder, its officers, directors and equityholders necessary for the authorization, execution, delivery and performance of this Warrant and the consummation of the transactions contemplated herein has been taken. Assuming this Warrant constitutes the legal and binding agreement of the Company, this Warrant constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)             No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

(d)             Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(e)             Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(f)             Speculative Nature of Investment. The Holder understands and acknowledges that the Company has a limited financial and operating history and that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

(g)             Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(h)             Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Holder has furnished or made available any and all information requested by the Company or otherwise necessary to satisfy any applicable verification requirements as to “accredited investor” status. Any such information is true, correct, timely and complete.

(i)             Residency. The principal place of business of the Holder is correctly set forth on the signature page hereto.

(j)             Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act (“Rule 144”), which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(k)             Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(l)             Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

12.             Miscellaneous.

(a)             Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

(b)             Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c)             Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (i) if sent by United Parcel Service or FedEx on an overnight basis, signature receipt required, one business day after mailing, (ii) if sent by email, with a copy mailed on the same day (or next day, if such day is not a business day) in the manner provided in clause (i) of this Section 12(c) when transmitted and receipt is confirmed, or (iii) if otherwise personally delivered, when delivered with signature receipt required. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:	Inspirato Incorporated
Address:	1544 Wazee Street Denver, CO 80202
Attn:	[***]
Email:	[***]

with a copy to (which copy alone shall not constitute notice):

Name:	Wilson Sonsini Goodrich & Rosati, P.C.
Address:	650 Page Mill Road Palo Alto, CA 94304
Attn:	[***]
Email:	[***]

If to the Holder, to:

Name:	Saks.com LLC
Address:	225 Liberty Street, 25th Floor New York, NY 10281
Attn:	[***]
Email:	[***]

with a copy to (which copy alone shall not constitute notice):

Name:	Saks.com LLC
Address:	225 Liberty Street, 25th Floor New York, NY 10281
Attn:	[***]
Email:	[***]

(d)             Governing Law, Submission to Jurisdiction; Waiver of Jury Trial. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions or rules (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties expressly, irrevocably and unconditionally (a) submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware, or if such court is unavailable, the United States District Court for Delaware (the “Chosen Courts”), in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum or that this Warrant or the transactions contemplated hereby may not be enforced in or by any such court, and (c) agrees that it shall not bring any claim, action, or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Chosen Courts, and in stipulated preference ranking, of the preceding clause (a). Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(D).

(e)             Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(f)             Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(g)             Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(h)             Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(i)             Entire Agreement. Except as expressly set forth herein, the Commercial Agreement, this Warrant (including the exhibits attached hereto) constitute the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(j)             Defined Terms Used in this Agreement. In addition to the terms defined in this Warrant, the following terms used in this Warrant shall be construed to have the meanings set forth or referenced below.

(i)             “Affiliates” means, with respect to a Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that, in such case, such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.

(ii)             “GAAP” means U.S. generally accepted accounting principles.

(iii)            “Governmental Authority” means any United States federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.

(iv)            “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(v)             “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company and its subsidiaries, taken as a whole; provided however, that, none of the following (alone or when aggregated with any other effects), shall be deemed to be a Material Adverse Effect, and none of the following (alone or when aggregated with any other effects), shall be taken into account: (A) general market, economic or political conditions that do not have a disproportionate effect on the Company relative to other companies operating in the Company’s industry, (B) conditions (or any changes therein) in the industries in which the Company conducts business, including any acts of terrorism or war (whether or not declared), weather conditions, global virus epidemics or other force majeure events that do not have a disproportionate effect on the Company relative to other companies operating in the Company’s industry; (C) the execution of this Warrant, the Collaboration Agreement and the pendency of the transactions contemplated hereby and thereby; (D) any change in GAAP or applicable law to the extent such change is generally applicable and not specifically directed at the Company or its subsidiaries, or (E) changes in the trading price or volume of the Company’s Class A Common Stock.

(vi)            “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(vii)           “Registrable Shares” means any and all Shares (whether vested or unvested), and such securities shall cease to be Registrable Shares when they (x) have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the registration statement covering therein, (y) have been sold or transferred or (z) can be sold without restriction pursuant to Rule 144. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire directly or indirectly such Registrable Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(viii)          “Registration Expenses” means all expenses incurred by the Company in performing or complying with Section 14, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of the Company’s counsel, blue sky fees and accounting fees.

(ix)            “SEC” means the U.S. Securities and Exchange Commission.

(x)             “Selling Expenses” means all underwriting discounts and selling commissions applicable to an offering involving the Registrable Shares registered pursuant to Section 14 hereof, and the Holder shall bear such expenses based upon the sale of the Registrable Shares.

(xi)             “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on the trading market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a trading market, the volume weighted average price of the Class A Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Class A Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported, or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

13.             Dispute Resolution.

(a)             Submission to Dispute Resolution.

(i)             In the case of a dispute relating to the Exercise Price, the Market Price, VWAP, or fair market value or the arithmetic calculation of the number of Shares issuable pursuant to this Warrant (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via email (A) if by the Company, within five (5) business days after the occurrence of the circumstances giving rise to such dispute or (B) if the Holder, within five (5) business days after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Market Price, VWAP, or such fair market value or such arithmetic calculation of the number of Shares issuable pursuant to this Warrant (as the case may be), at any time after the second (2nd) business day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Company and the Holder may jointly select an independent, reputable accounting firm to resolve such dispute.

(ii)             The Holder and the Company shall each deliver to such accounting firm (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) business day immediately following the date on which the Company and the Holder jointly selected such accounting firm (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accounting firm with respect to such dispute and such accounting firm shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such accounting firm prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such accounting firm, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such accounting firm in connection with such dispute (other than the Required Dispute Documentation).

(iii)             The Company and the Holder shall cause such accounting firm to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) business days immediately following the Dispute Submission Deadline. The fees and expenses of such accounting firm shall be borne equally by the Company and the Holder, and such accounting firm’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)             Miscellaneous. The Company and the Holder each expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Company and the Holder are each authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) the terms of this Warrant shall serve as the basis for the selected accounting firm’s resolution of the applicable dispute, such accounting firm shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such accounting firm determines are required to be made by such accounting firm in connection with its resolution of such dispute and in resolving such dispute such accounting firm shall apply such findings, determinations and the like to the terms of this Warrant, and (iii) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).

14.             Registration Rights.

(a)             Registration.

(i)             If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of its securities under the Securities Act (a “Company Registration”) in connection with the public offering of such securities solely for cash or the resale of securities held by stockholders of the Company other than the Holder on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting registration of such Shares for resale) (the “Registration Statement”) (other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, (v) in connection with any merger or (vi) any other similar transactions), and the Holder at that time holds Registrable Shares, the Company shall, at such time, promptly give the Holder notice of such Company Registration. Upon the request of the Holder given within five (5) days after such notice is given by the Company, the Company shall, subject to the provisions of this Section 14, cause to be registered all of the Registrable Shares that the Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw the Registration Statement before the effective date of such registration, whether or not the Holder has elected to include any of the Registrable Shares in such registration. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Company Registration and any prospectus used in connection with such Company Registration, as may be necessary to keep such Company Registration effective, subject to the permitted delays described in Section 14(a)(v) hereof and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares of the Company covered by the Company Registration until such time as there are no remaining Registrable Shares. Should the Company file a post-effective amendment to the Company Registration, the Company will use its commercially reasonable efforts to have such filing declared effective by the SEC within thirty (30) consecutive business days following the date of filing, which such period shall be extended for an additional thirty (30) business days if the Company receives a comment letter from the SEC in connection therewith.

(ii)             If the Company informs the Holder that the Company Registration shall be in the form of an underwritten public offering (an “Underwritten Offering”), then the right of the Holder to include its Registrable Shares in such Company Registration shall be conditioned upon Holder’s participation in such Underwritten Offering and the inclusion of Holder’s Registrable Shares in such Underwritten Offering to the extent provided herein. If the Holder is proposing to distribute its Registrable Shares through an Underwritten Offering, the Holder and the Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering by the Company.

(iii)             The Holder shall furnish to the Company such information regarding the Holder, and the distribution proposed by the Holder, as the Company may reasonably request in writing and as shall be required in connection with the Registration Statement.

(iv)            If the managing underwriter or underwriters in an Underwritten Offering pursuant to a Company Registration, in good faith, advises the Company in writing that the dollar amount or number of Registrable Shares that the Holder desires to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell and the Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (ii) second, Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements (in place prior to the date hereof) with such persons and that can be sold without exceeding the Maximum Number of Securities and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses, the Registrable Shares that the Holder then owns that can be sold without exceeding the Maximum Number of Securities.

(v)             The Company shall use its commercially reasonable efforts to (i) cause the Registration Statement relating to such Company Registration to be declared effective by the SEC as soon as practicable after the filing thereof and (ii) keep such Registration Statement continuously effective until the earlier of (A) such time as all the Registrable Shares held by the Holder and covered by the Registration Statement have been sold by the Holder, or (B) the date that all the Shares cease to be Registrable Shares. Notwithstanding the foregoing obligations, if the Company furnishes to the Holder a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s board of directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (A) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than 45 days after the request of Holder is given; provided, however, that the Company may not invoke this right more than two times in any 12-month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such 45-day period (other than (1) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (2) a registration relating to an SEC Rule 145 transaction; or (3) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

(vi)            Subject to permitted delays described in Section 14(a)(v), as promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify the Holder in writing if the Company has determined that the prospectus included in any Company Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as reasonably practical (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of premature disclosure of such event or facts) prepare a prospectus supplement or amendment to such Company Registration to correct such untrue statement or omission. In providing this notice to the Holder, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Class A Common Stock to the Holder. In no event shall the delivery of a notice under this Section 14(a)(vi), or the resulting unavailability of a Company Registration, without regard to its duration, for disposition of securities by the Holders be considered a breach by the Company of its obligations under this Agreement.

(vii)           The Company shall pay all Registration Expenses incident to the performance of or compliance with this Section 14 by the Company, and the Holder shall pay all its Selling Expenses.

(b)             Indemnification

(i)             To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, each Person, if any, who controls the Holder, the members, the directors, officers, partners, employees, agents, representatives of the Holder and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed) or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Company Registration or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Shares are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus to any Company Registration or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to such registration (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 14(b): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Holder furnished in writing to the Company by the Holder or such Indemnified Person expressly for use in connection with the preparation of the Company Registration, or any such prospectus, amendment thereof or supplement thereto; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Shares that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented; (C) shall not be available to the extent such Claim is based on a failure of the Holder to deliver, or to cause to be delivered, the prospectus made available by the Company; and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

(ii)             In connection with a Company Registration or any prospectus relating to such Company Registration, the Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 14(b)(i), the Company, each of its directors, each of its officers who signed the Company Registration and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Holder furnished to the Company by such Holder in writing expressly for inclusion in the Company Registration or prospectus relating thereto or from the failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company; and the Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 14(b)(ii) and the agreement with respect to contribution contained in Section 14(b)(iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that the Holder shall be liable under this Section 14(b)(ii) for only that amount of a Claim or Indemnified Damages as does not exceed the net amount of proceeds actually received by the Holder as a result of the sale of Registrable Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

(iii)            Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 14 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 14, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 14, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iv)           To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 14 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Shares shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of such Registrable Shares.

(signature page follows)

The Company and the Holder sign this Warrant as of the date stated on the first page.

INSPIRATO INCORPORATED

By:	/s/ Brent Handler
Name:	Brent Handler
Title:	Chief Executive Officer

AGREED AND ACKNOWLEDGED,

SAKS.COM LLC

By:	/s/ Marc Metrick
Name:	Marc Metrick
Title:	Chief Executive Officer

(Signature Page to Warrant to Purchase Shares Class A Common Stock of Inspirato Incorporated)

EXHIBIT A

EXERCISE CONDITIONS

Capitalized terms used but not defined in this Exhibit A shall have the respective meanings ascribed to such terms in the Warrant to which this exhibit is attached. The Shares subject to this Warrant shall only become exercisable after the applicable Allocation for such Shares in accordance with the terms and conditions set forth below.

1.             Definitions.

(a)             “Allocated” or “Allocation” means the action of the Shares being earned by the Holder as set forth in Section 2 below.

2.             Allocation. The Holder shall be Allocated Shares subject to the Warrant as follows:

(a)             Qualified Purchaser. For each Qualified Purchaser (as defined in the Commercial Agreement) that purchases an Inspirato Subscription (as defined in the Commercial Agreement) as follows:

(i)             an annual Inspirato Subscription, the Holder will be Allocated 1,200 Shares at the end of the next fiscal quarter following the date of such Qualified Purchaser’s initial subscription payment; or

(ii)             a month-to-month Inspirato Subscription, the Holder will be Allocated 1,200 Shares at the end of the next fiscal quarter following such Qualified Purchaser’s payment for the 12th month of such Inspirato Subscription; provided that, for the avoidance of doubt, if such Qualified Purchaser cancels such Inspirato Subscription before such Qualified Purchaser’s payment is made for the 12th month of such Inspirato Subscription, the Holder will not be Allocated any Shares associated with such subscription.

(b)             Marketing Purchaser. For each Marketing Purchaser (as defined in the Commercial Agreement), who was not Actively Engaging (as defined in the Commercial Agreement) as of the Lead Date (as defined in the Commercial Agreement) for such Marketing Purchaser, that purchases an Inspirato Subscription as follows:

(i)             an annual Inspirato Subscription within 12 months of the applicable Lead Date, the Holder will be Allocated 600 Shares at the end of the next fiscal quarter following the date of such Marketing Purchaser’s initial subscription payment; or

(ii)             a month-to-month Inspirato Subscription within 12 months of the applicable Lead Date, Holder will be Allocated 600 Warrant Shares at the end of the next fiscal quarter following such Marketing Purchase’s payment for the 12th month of such Inspirato Subscription; provided that, for the avoidance of doubt, if such Marketing Purchaser cancels such Inspirato Subscription before such Marketing Purchaser’s payment is made for the 12th month of such Inspirato Subscription, the Holder will not be Allocated any Shares associated with such subscription.

3.             Vesting. All Allocated Shares shall vest and become exercisable immediately upon Allocation of such Shares.

(Exhibit A – Exercise Conditions)

EXHIBIT B

FORM OF NOTICE OF EXERCISE

TO:	INSPIRATO INCORPORATED (the “Company”)

Attention:	Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby elects to purchase the number of Shares set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Class A Common Stock. Upon surrender of the Warrant, duly endorsed, to the offices of the Company, a new warrant evidencing the remaining Shares covered by such Warrant but not yet exercised for and purchased, if any, should be issued in the name of the Holder. Capitalized terms used herein without definition are used as defined in the Warrant.

The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached Warrant are true and correct as of the date hereof.

Number of Shares with respect to which the Warrant is being exercised:

Aggregate Exercise Price to be paid in cash or by wire transfer: $

Holder:
By:
Name:
Title:

(Exhibit B – Form of Exercise)

EXHIBIT C

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	INSPIRATO INCORPORATED

WARRANT:	THE WARRANT TO PURCHASE SHARES OF CLASS A COMMON STOCK ISSUED ON MARCH 13, 2023(THE “WARRANT”).

DATE:	_________________________

(1)	Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Inspirato Incorporated, maintained for the purpose, with full power of substitution in the premises.

(2)	Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)	Investment Representations. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

Assignor:
By:
Name:
Title:

Assignee:
By:
Name:
Title:

(Exhibit C – Form of Assignment)